UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

            Date of report (Date of earliest event reported): December 12, 2003

FLEMING COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma	1-8140	48-0222760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1945 Lakepointe Drive, Lewisville, Texas	75057

(Address of Principal Executive Offices)	(Zip code)

            Registrant’s telephone number, including area code: (972) 906-8000

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Joint Plan of Reorganization
EX-99.2 Disclosure Statement
EX-99.3 Press Release

Item 5. Other Events and Regulation FD Disclosure.

     On December 12, 2003, Fleming Companies, Inc. and certain of its subsidiaries (collectively, the “Company”) and the Official Committee of Unsecured Creditors’ in the Company’s voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) filed their joint plan of reorganization (the “Plan”) and related disclosure statement (the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). A hearing has been scheduled on January 21, 2004 at which the Company intends to ask the Bankruptcy Court to approve the Disclosure Statement and to allow the Company to solicit its creditors and seek confirmation of the Plan. Copies of the Plan and the Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

     Bankruptcy law does not permit the solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Company will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval, is confirmed by the Bankruptcy Court and the conditions precedent to Plan effectiveness as described in the Plan are satisfied or waived.

     The Plan and Disclosure Statement, together with certain exhibits and related court filings, are available at http://www.bmccorp.net/fleming.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

        Not applicable

(b)	Pro forma financial information.

        Not applicable

(c)	Exhibits.

        Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.3 referenced below and the information set forth therein is deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to have been “filed” under the Securities Exchange Act of 1934.

99.1	Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries.

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99.2	Disclosure Statement in Support of Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries.

99.3	Press Release dated December 12, 2003.

Item 9. Regulation FD Disclosure.

     On December 12, 2003, the Company issued a press release announcing the matter referenced in Item 5 hereof. A copy of such press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein are deemed to have been furnished pursuant to this Item 9 and shall not be deemed to have been “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEMING COMPANIES, INC

Date: December 15, 2003	By:	/s/ Rebecca A. Roof

Rebecca A. Roof Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries.

99.2	Disclosure Statement in Support of Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries.

99.3	Press Release dated December 12, 2003.